UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
       Pursuant to Section 13 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)               February 25, 2005



                            ASANTE TECHNOLOGIES, INC.
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              Exact name of registrant as specified in its charter)


          Delaware                  0-22632                      77-0200286
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


                    2223 Old Oakland Road, San Jose, CA 95131
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                     (Address of principal executive office

Registration's telephone number, including area code:       (408) 435-8401
                                                       -------------------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement  communications  pursuant  to   Rule  14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).




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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01   Entry into a Material Definitive Agreement.

As previously reported, on February 25, 2005, Asante Technologies, Inc. ("Asante") entered into an Agreement and Plan of Acquisition (the "Agreement") with TechnoConcepts, Inc. Pursuant to the Agreement, TechnoConcepts will acquire all of the assetsand business of Asante and substantially all of the liabilities of Asante in exchange for shares of TechnoConcepts' restricted common stock with an aggregate value of $5 million. In addition, the Agreement includes a two year earn-out provision whereby TechnoConcepts will issue additional shares of its restricted common stock worth $1,500,000 in each year of 2005 and 2006 if certain revenue goals are achieved.

As previously reported in the initial Form 8-K filing, the per share value for the TechnoConcepts restricted common stock ($4.50) and amount of shares to be issued to Asante at the closing (1,111,111 shares) was intended to be only illustrative of the relative share valuation and number based on the then current market valuation of T echnoConcepts' shares as of the signing date (February 25, 2005). Pursuant to the Agreement, the precise per share valuation of the TechnoConcepts shares and the exact number of TechnoConcepts shares to be issued to Asante at the closing will be determined based upon the closing bid price of the common stock for the ten trading days prior to the actual Closing Date (which has not yet been determined). Consequently, the per share valuation and number of shares to be issued by TechnoConcepts to Asante at the closing will vary from the examples previously disclosed in the initial Form 8-K. However, the aggregate value of such TechnoConcepts shares will remain at $5,000,000.

The Board of Directors of both companies has approved the transaction. The acquisition, which is subject to completion of customary consents, terms and conditions as well as shareholder and lien holder approval, is expected to close within the next 60 days.

SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

Item 9.01         Financial Statements and Exhibits.

                  (c)  Exhibits

                       2.1  Agreement and Plan of Acquisition (previously filed)

                       99.1 Press Release dated March 3, 2005 (previously filed)


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 7, 2005                       ASANTE TECHNOLOGIES, INC.
                                            ---------------------------
                                                   (Registrant)


                                                /s/ Rajiv Matthew
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                                       Rajiv Matthew, Chief Financial Officer